Exhibit 10.37

JPMorgan Chase Bank, N.A.

c/o JPMorgan Treasury Services

Global Trade Services

10420 Highland Manor Drive

Tampa, FL 33610

DEC 4, 2008

OUR L/C NO.: TPTS-707379

TO:	APPLICANT:
SEI DAILY INCOME TRUST PRIME	SEI INVESTMENTS COMPANY
OBLIGATION FUND	1 FREEDOM VALLEY DRIVE
ATTN: TIM BARTO	OAKS, PA 19456
1 FREEDOM VALLEY DRIVE
OAKS, PA 19456

WE HAVE ESTABLISHED OUR IRREVOCABLE STANDBY LETTER OF CREDIT IN YOUR FAVOR AS DETAILED HEREIN SUBJECT TO ISP98

DOCUMENTARY CREDIT NUMBER:	TPTS-707379

FURTHER IDENTIFICATION:	ISSUE

DATE OF ISSUE:	DECEMBER 4, 2008

BENEFICIARY:	SEI DAILY INCOME TRUST PRIME
OBLIGATION FUND
ATTN: TIM BARTO
1 FREEDOM VALLEY DRIVE
OAKS, PA 19456

APPLICANT:	SEI INVESTMENTS COMPANY
1 FREEDOM VALLEY DRIVE
OAKS, PA 19456

DATE AND PLACE OF EXPIRY:	DECEMBER 2, 2009
AT OUR COUNTER

DOCUMENTARY CREDIT AMOUNT:	USD10,000,000.00

AVAILABLE WITH:	JPMORGAN CHASE BANK, N.A.
BY PAYMENT

IT IS A CONDITION OF THIS LETTER OF CREDIT THAT IT SHALL BE AUTOMATICALLY EXTENDED WITHOUT AMENDMENT FOR ADDITIONAL 12 MONTH PERIODS FROM THE

141540 Mark Kagan	Page 1 of 3

JPMorgan Chase Bank, N.A.

c/o JPMorgan Treasury Services

Global Trade Services

10420 Highland Manor Drive

Tampa, FL 33610

DEC 4, 2008

OUR L/C NO.: TPTS-707379

PRESENT OR EACH FUTURE EXPIRATION DATE, UNLESS AT LEAST 30 DAYS PRIOR TO THE CURRENT EXPIRY DATE WE SEND NOTICE IN WRITING TO YOU VIA SWIFT, OR HAND DELIVERY AT THE ABOVE ADDRESS, THAT WE ELECT NOT TO AUTOMATICALLY EXTEND THIS LETTER OF CREDIT FOR ANY ADDITIONAL PERIOD. UPON SUCH NOTICE TO YOU, YOU MAY DRAW ON US AT SIGHT FOR AN AMOUNT NOT TO EXCEED THE BALANCE REMAINING IN THIS LETTER OF CREDIT WITHIN THE THEN-APPLICABLE EXPIRY DATE, BY YOUR SWIFT OR PRESENTATION OF YOUR DRAFT AND DATED STATEMENT PURPORTEDLY SIGNED BY ONE OF YOUR OFFICIALS READING AS FOLLOWS:

QUOTE

THE AMOUNT OF THIS DRAWING USD                      UNDER JPMORGAN CHASE BANK, N.A. LETTER OF CREDIT NUMBER TPTS-707379 REPRESENTS FUNDS DUE US AS WE HAVE RECEIVED NOTICE FROM JPMORGAN CHASE BANK, N.A. OF THEIR DECISION NOT TO AUTOMATICALLY EXTEND LETTER OF CREDIT NUMBER TPTS-707379 AND THE UNDERLYING OBLIGATION REMAINS OUTSTANDING.

UNQUOTE

IN THE EVENT THIS LETTER OF CREDIT IS SUBSEQUENTLY AMENDED BY US TO RESCIND A NOTICE OF NON-EXTENSION AND TO EXTEND THE EXPIRY DATE HEREOF TO A FUTURE DATE, SUCH EXTENSION SHALL BE FOR THAT SINGLE PERIOD ONLY AND THIS LETTER OF CREDIT WILL NOT BE SUBJECT TO ANY FUTURE AUTOMATIC EXTENSIONS UNLESS OTHERWISE STATED.

ADDITIONAL DETAILS:

THIS LETTER OF CREDIT IS AVAILABLE WITH JPMORGAN CHASE BANK, N-A. AGAINST PRESENTATION OF YOUR DRAFT AT SIGHT DRAWN ON JPMORGAN CHASE BANK, N.A., WHEN ACCOMPANIED BY THE DOCUMENT INDICATED HEREIN.

BENEFICIARY’S DATED STATEMENT PURPORTEDLY SIGNED BY ONE OF ITS AUTHORIZED OFFICIALS READING AS FOLLOWS:

“THE AMOUNT OF THIS DRAWING USD                      UNDER JPMORGAN CHASE BANK, N.A. LETTER OF CREDIT NO. TPTS-707379 REPRESENTS FUNDS DUE US AS SEI INVESTMENTS COMPANY HAS FAILED TO PAY A REQUIRED CONTRIBUTION AMOUNT AS REQUIRED BY THE CAPITAL SUPPORT AGREEMENT BETWEEN SEI INVESTMENTS COMPANY AND SEI DAILY INCOME TRUST PRIME OBLIGATION FUND.”

ALL CORRESPONDENCE AND ANY DRAWINGS HEREUNDER ARE TO BE DIRECTED TO JPMORGAN CHASE BANK, N.A., C/O JPMORGAN TREASURY SERVICES, ATTN: STANDBY

141540 Mark Kagan	Page 2 of 3

JPMorgan Chase Bank, N.A.

c/o JPMorgan Treasury Services

Global Trade Services

10420 Highland Manor Drive

Tampa, FL 33610

DEC 4, 2008

OUR L/C NO.: TPTS-707379

LETTER OF CREDIT DEPT., 4TH FL., 10420 HIGHLAND MANOR DRIVE, TAMPA, FLORIDA 33610. CUSTOMER INQUIRY NUMBER IS 1-800-634-1969 CHOOSE OPTION 1. E-MAIL ADDRESS IS: GTS.CLIENT.SERVICES@JPMCHASE.COM. PLEASE HAVE OUR REFERENCE NUMBER AVAILABLE WHEN YOU CONTACT US.

WE HEREBY ENGAGE WITH YOU THAT DRAFTS DRAWN UNDER AND IN COMPLIANCE WITH THE TERMS AND CONDITIONS OF THIS LETTER OF CREDIT WILL BE DULY HONORED.

EXCEPT AS FAR AS OTHERWISE EXPRESSLY STATED HEREIN, THIS LETTER OF CREDIT IS SUBJECT TO THE INTERNATIONAL STANDBY PRACTICES (“ISP98”), INTERNATIONAL CHAMBER OF COMMERCE PUBLICATION NO. 590.

THE NUMBER AND THE DATE OF OUR CREDIT AND THE NAME OF OUR BANK MUST BE QUOTED ON ALL DRAFTS REQUIRED.

THIS LETTER OF CREDIT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

/s/ HENRY AVELINO
AUTHORIZED SIGNATURE
HENRY AVELINO
ASSISTANT VICE PRESIDENT

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JPMorgan Chase Bank, N.A.

c/o JPMorgan Treasury Services

Global Trade Services

10420 Highland Manor Drive

Tampa, FL 33610

			BILL
L/C NO.	TRANS. NO.	BILL NO.	DATE
TPTS-707379	0001	TPTS707379222735	DEC 4, 2008

TO:

SEI INVESTMENTS COMPANY

1 FREEDOM VALLEY DRIVE

OAKS, PA 19456

BENEFICIARY: SEI DAILY INCOME TRUST PRIME

WE AWAIT YOUR PAYMENT AS PER DETAILS HEREIN:

			AMOUNT
ISSUANCE FEE		USD	500.00

	TOTAL	USD	500.00

L/C NO.	TRANS. NO.	BILL NO.	DATE
TPTS-707379	0001	TPTS707379222735	DECEMBER 4, 2008

ALL INQUIRIES REGARDING THIS TRANSACTION MAY BE DIRECTED TO OUR CLIENT SERVICE GROUP AT THE FOLLOWING TELEPHONE NUMBER OR E-MAIL ADDRESS: l-800-634-1969 OR GTS.CLIENT.SERVICES@JPMCHASE.COM

PAYMENT IS DUE UPON RECEIPT.

PAYMENT INSTRUCTIONS: (PLEASE SELECT ONE AND PROVIDE APPROPRIATE INFORMATION)

DEBIT THE FOLLOWING JPMORGAN CHASE BANK, N.A. ACCOUNT FOR THE TOTAL AMOUNT DUE.

DDA #

AUTHORIZED APPROVER’S INITIALS                     .

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JPMorgan Chase Bank, N.A.

c/o JPMorgan Treasury Services

Global Trade Services

10420 Highland Manor Drive

Tampa, FL 33610

			BILL
L/C NO.	TRANS. NO.	BILL NO.	DATE
TPTS-707379	0001	TPTS707379222735	DEC 4, 2008

TO:

SEI INVESTMENTS COMPANY

1 FREEDOM VALLEY DRIVE

OAKS, PA 19456

BENEFICIARY: SEI DAILY INCOME TRUST PRIME

DEBIT OUR ACCOUNT NO. , HELD WITH ABA ROUTING NUMBER .

WE HAVE CONTACTED THE INSTITUTION WITH AUTHORIZATION, FOR THE TOTAL AMOUNT DUE.

AUTHORIZED APPROVER’S INITIALS                     .

FOR FUTURE TRANSACTIONS PLEASE FORWARD A DEBIT AUTHORIZATION FORM TO US FOR COMPLETION.

ENCLOSED IS A CHECK IN THE AMOUNT OF $ FOR THE TOTAL AMOUNT DUE TO:

JPMORGAN CHASE BANK, N.A.

SBLC GROUP

21591 NETWORK PLACE

CHICAGO, ILLINOIS 60673-1215

A WIRE TRANSFER PAYMENT HAS BEEN MADE TO JPMORGAN CHASE BANK, N.A. ABA 021000021, A/C 324331754 QUOTING THE L/C AND BILL NUMBER (S) FOR THE TOTAL AMOUNT DUE.

*** FAX COMPLETED FORM TO 312-954-3140 ***

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